UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

LIGHTSTONE VALUE PLUS REIT V, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

Proxy Statement and Notice of Annual Meeting of Stockholders
To Be Held August 10, 2023

SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS

Dear Stockholder:

On August 10, 2023, Lightstone Value Plus REIT V, Inc. (“we,” “our,” or the “Company”) will hold its annual meeting of stockholders at the offices of the Lightstone Group, 299 Park Avenue, 34th Floor, New York, New York 10171. The annual meeting will begin at 9:30 a.m. Eastern Time.

We are holding the annual meeting of stockholders for the following purpose:

●	To elect seven directors to hold office for one-year terms.

The board of directors recommends a vote FOR each nominee.

In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.

The board of directors has selected May 15, 2023 as the record date for determining stockholders entitled to vote at the annual meeting.

The proxy statement, proxy card and our 2022 annual report to stockholders are being mailed to you on or about May 26, 2023.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 10, 2023:

Our proxy statement, form of proxy card and 2022 annual report to stockholders are also available at www.proxyvote.com and can be accessed by using the

16-digit control number and following the instructions located on the enclosed proxy card.

By Order of the Board of Directors,

Terri Warren Reynolds
General Counsel and Secretary

Lakewood, New Jersey
May 26, 2023

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following are some questions that you, as a stockholder of Lightstone Value Plus REIT V, Inc. (the “Company”), may have regarding the annual meeting and voting and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the annual meeting. In this section and elsewhere in this proxy statement, references to “you” refers to the Company’s stockholders to whom the notice of annual meeting and this proxy statement are addressed, and references to “we,” “us” or “our” refer to the Company.

Q:	Why did you send me these materials?
A:	We sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your proxy to vote your shares at the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”). You owned shares of our common stock of record at the close of business on May 15, 2023, the record date for the Annual Meeting, and, therefore, are entitled to vote at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You do not need to attend the Annual Meeting in person in order to vote.
Q:	Who is entitled to vote at the Annual Meeting?
A:	Anyone who is a stockholder of record at the close of business on May 15, 2023 (the “Record Date”), or who holds a valid proxy for the Annual Meeting, is entitled to receive the accompanying notice and to vote their shares at the Annual Meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of our stock on the record date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on May 15. 2023; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.
Q:	What is a proxy?

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Seth Molod, Joseph E. Teichman and Terri Warren Reynolds, each of whom is one of our officers, as your proxies, and you are giving them permission to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions.

If you submit your proxy without instructions, they will vote FOR all of the director nominees.

With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet, by telephone or return the proxy card to us as soon as possible, whether or not you plan on attending the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?
Our 2023 Annual Meeting of Stockholders will be held on August 10, 2023, at 9:30 a.m., Eastern Time. The meeting will be held at 299 Park Avenue, 34th Floor, New York, New York, 10171.
Q:	Will my vote make a difference?
A:	Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described in this proxy statement can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q:	How many shares of common stock are outstanding?
A:	As of the Record Date, there were 19,874,101 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Q:	What constitutes a quorum?
A:

A quorum consists of the presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

If a quorum is not present at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to another date, time or place, not later than 120 days after the original record date of May 15, 2023. Notice need not be given of the new date, time or place if announced at the Annual Meeting before an adjournment is taken.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock you held as of the Record Date.
Q:	What may I vote on?
A:

At the meeting, you will be asked to vote on the following proposal:

Proposal 1:   the election of nominees to serve on our board of directors

In addition, you may vote on such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be considered at the meeting other than the matters set forth in the Proposal 1 above.

Q:	How does the board of directors recommend I vote on the proposals?
A:	The board of directors recommends that you vote FOR each of the nominees for election as director who is named in this proxy statement.
Q:	What are the voting requirements to elect the board of directors?
A:	A majority of the votes present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, withheld votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR recommendation of the board of directors.
Q:	How can I vote?
A:

Stockholders can vote in person at the Annual Meeting, as described above under “Who is entitled to vote at the Annual Meeting?” or by proxy. Stockholders have the following three options for submitting their votes by proxy:

Stockholders have the following three options for submitting their votes by proxy:

1.       via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;

2.       by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or

3.       by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

If you elect to attend the Annual Meeting, you can submit your vote in person as described above under “Who is entitled to vote at the Annual Meeting?” and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

Q:	What is a “broker non-vote”?
A:

A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors at the Annual Meeting. Please see below for the effect of a broker non-vote on the proposals presented in your proxy.

Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposal. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:	How will voting on any other business be conducted?
A:	Although we do not know of any business to be considered at the Annual Meeting other than the election of directors, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to Messrs. Molod and Teichman and Ms. Reynolds, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.
Q:	What if I submit my proxy and then change my mind?
A:	Although we do not know of any business to be considered at the Annual Meeting other than the election of directors, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to Messrs. Molod and Teichman and Ms. Reynolds, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.
Q:	What if I submit my proxy and then change my mind?

You can revoke your proxy at any time before it is voted by:

1.       providing written notice of such revocation to the Secretary of the Company;

2.       signing and submitting a new proxy card with a later date;

3.       authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy will be counted); or

4.       attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

Q:	When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?
A:	Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by our Secretary, Ms. Reynolds, at our executive offices no later than January 27, 2024. However, if we hold the next annual meeting before July 12, 2024 or after September 10, 2024, stockholders must submit proposals for inclusion in our 2024 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 1985 Cedar Bridge Avenue, Suite 1 Lakewood, New Jersey 08701. If a stockholder wishes to present a proposal at the next annual meeting of stockholders, whether or not the proposal is intended to be included in our proxy materials, Section 2.13 of our bylaws requires advance notice to our Secretary no earlier than December 28, 2023 and not later than January 27, 2024. However, if we hold our next annual meeting before July 12, 2024 or after September 10, 2024, a stockholder nomination or proposal to be considered at the next annual meeting must be received by us not earlier than the 120th day before the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the 10th day following the day on which disclosure of the date of the next annual meeting is first made. Our Secretary will provide a copy of bylaws upon written request and without charge.
Q:	How are proxies being solicited?
A:

In addition to mailing proxy solicitation materials, our directors and employees of our advisor, LSG Development LLC (the “Advisor”) or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process.

Our directors and employees of the Advisor or its affiliates will not be paid any additional compensation for soliciting proxies. We will pay all of the costs of soliciting these proxies, including the cost of Broadridge’s services. We anticipate that for Broadridge’s solicitation services we will pay approximately $50,000, plus reimbursement of Broadridge’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to you.

Q:	What should I do if I receive more than one set of voting materials for the Annual Meeting?

You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:

1.       via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;

2.       by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or

3.       by mail, by completing, signing, dating and returning the enclosed proxy card.

Q:	What should I do if only one set of voting materials for the Annual Meeting is sent and there are multiple Company stockholders in my household?
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact the Shareholder Services Department by phone at (888) 808-7348, or by mail at Lightstone Value Plus REIT V, Inc., c/o DST Systems, Inc., P.O. Box 219002, Kansas City, Kansas 64121.
Q:	Where can I find more information?
A:	We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. In addition, you may request a copy of our 2022 annual report by writing or telephoning us at the following address: Lightstone Value Plus REIT V, Inc., c/o DST Systems, Inc., P.O. Box 219002, Kansas City, Kansas, 64121, telephone (888) 808-7348. If requested by stockholders, we will also provide copies of exhibits to our Annual Report on Form 10-K for a reasonable fee.
Q:	Who can help answer my questions?

If you have any questions about the Annual Meeting, the election of directors, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact us.

Lightstone Value Plus REIT V, Inc.
1985 Cedar Bridge Ave., Suite 1
Lakewood, NJ 08701
(888) 808-7348

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

We operate under the direction of the board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2022, the board of directors held four meetings and acted by written consent two times. Each current director attended at least 75% of the meetings of our board.

We encourage our directors to attend our annual meeting of stockholders. In 2022, all of our directors attended the annual meeting of stockholders. Our entire board considers all major decisions concerning our business, including any investments we make. However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.

The board of directors has established three permanent committees: the audit committee; the conflicts committee; and the nominating committee. Each committee has adopted a written charter approved by the board of directors.

Board Leadership Structure

Our board of directors consists of seven seats and currently is composed of Mr. Hochberg, who is the President of our sponsor and our external advisor and who is one of our executive officers, and six independent directors that meet the independence criteria specified in our charter.

Unless otherwise specified, all references to independent directors in this proxy statement refer to compliance with the independent director criteria as specified in our charter, as set forth under “ – Director Independence” below. Our charter provides that a majority of the seats on the board of directors will be for independent directors. The board composition and the corporate governance provisions in our charter ensure strong oversight by independent directors. The board of directors’ three committees, including the audit committee and the conflicts committee, are composed entirely of independent directors. The Company named a lead independent director in June 2017. Although our board of directors is relatively small in size and each board member is kept apprised of our business and developments impacting our business, we determined to designate a single lead independent director to further facilitate communication among our independent directors and management, including our external advisor.

Our company is led by Mr. Hochberg, who has served as our Chief Executive Officer since our September 2017 and as our Chairman since August 2021. As Chairman of the Board, Mr. Hochberg is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (in consultation with the lead independent director and subject to the requests of other directors), and providing information to the other directors in advance of and between meetings. Mr. Hochberg’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, the board of directors currently believes that maintaining a structure that combines the roles of Chairman of the Board and Chief Executive Officer is the appropriate leadership structure for our company.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers and the Advisor are responsible for the day-to-day management of risks we face, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, the entire board of directors review information regarding our liquidity, credit, operations, regulatory compliance and compliance with covenants in our material agreements, as well as the risks associated with each. In addition, each year the board of directors reviews significant variances between our current portfolio business plan and our original underwriting analysis and each quarter the directors review significant variances between our current results and our projections from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The conflicts committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving the Advisor and its affiliates. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks to us.

Director Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. Our charter currently defines an “independent director” as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor, the Company, our Advisor, or any of their affiliates by virtue of (1) ownership of an interest in our sponsor, our Advisor or any of their affiliates, other than the Company, (2) employment by the Company, our sponsor, our Advisor or any of its affiliates, (3) service as an officer or director of our sponsor, our Advisor, or any of its affiliates, other than as a director of the Company, (4) performance of services for the Company, other than as a director of the Company, (5) service as a director or trustee of more than three real estate investment trusts, or “REITs,” organized by our sponsor or advised by our Advisor, or (6) maintenance of a material business or professional relationship with our Advisor, or any of its affiliates. Serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by our sponsor or advised or managed by our Advisor or its affiliates shall not, by itself, cause a director to be deemed associated with our sponsor or our Advisor. A business or professional relationship is considered “material” under our charter if the aggregate annual gross revenue derived by the director from our sponsor, our Advisor and their affiliates exceeds 5% of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with our Advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Lightstone Group, our Advisor, any of their affiliates or the Company.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of the members of our board, and each member of our audit committee, compensation committee and nominating committee, is “independent” as defined by our charter and the NYSE.

The Audit Committee

The audit committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, to review the Company’s major financial risk exposures and the steps taken to monitor and minimize those exposures and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The audit committee is composed solely of independent directors Andreas K. Bremer, Diane S. Detering-Paddison, Jeffrey F. Joseph, Jeffrey P. Mayer, Cynthia Pharr Lee, and Steven Spinola, each of whom qualifies as “independent” under our charter as well as the NYSE rules and applicable SEC rules. Mr. Mayer is the chairman of the audit committee, and our board of directors has determined that Mr. Mayer is an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met four times.

Independent Registered Public Accounting Firm

Our independent public accounting firm is EisnerAmper LLP, Iselin, New Jersey, Auditor Firm ID: 274. We expect that EisnerAmper representatives will be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the EisnerAmper representatives will be available to respond to appropriate questions posed by stockholders. The audit committee has engaged EisnerAmper as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.

Audit Committee’s Pre-Approval Policies

In order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence, the audit committee charter imposes a duty on the audit committee to pre-approve, to the extent required by law, all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent registered public accounting firm, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

Our audit committee must approve any fee for services to be performed by our independent registered public accounting firm in advance of the service being performed. Our audit committee has considered the independent registered public accounting firm’s non-audit services provided to us and has determined that such services are compatible with maintaining its independence. Our audit committee approved all of the services provided by, and fees paid to, EisnerAmper LLP during the years ended December 31, 2022 and 2021.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed to us for the years indicated by our principal accounting firm (amounts in thousands):

	For the Year Ended December 31,
	2022	2021
Audit Fees(a)	$370	$356
Tax Fees(b)	65	65
Total Fees	$435	$421

(a)	Fees for audit services consisted of the audit of our annual consolidated financial statements, interim reviews of our quarterly consolidated financial statements and services normally provided in connection with statutory and regulatory filings.
(b)	Fees for tax services.

Our audit committee considers the provision of these services to be compatible with maintaining the independence of our independent registered accounting firms.

Audit Committee Report

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, our independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2022 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with EisnerAmper LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from EisnerAmper LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the audit committee concerning independence, and discussed with EisnerAmper LLP their independence from us. In addition, the audit committee considered whether EisnerAmper LLP’s provision of non-audit services is compatible with EisnerAmper LLP’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2022 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Audit Committee:

Jeffrey P. Mayer, Chairman Andreas K. Bremer Diane S. Detering-Paddison Jeffrey F. Joseph Cynthia Pharr Lee Steven Spinola

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

The Conflicts Committee

Our board of directors has established a conflicts committee to act with respect to all matters when the issue is such that the exercise of independent judgment by directors who are affiliates of the Advisor could reasonably be compromised. The conflicts committee is composed solely of independent directors Andreas K. Bremer, Diane S. Detering-Paddison, Jeffrey F. Joseph, Jeffrey P. Mayer, Cynthia Pharr Lee, and Steven Spinola. Mr. Bremer is the chairman of the conflicts committee.

The primary duties of the conflicts committee include reviewing all transactions with the Advisor and its affiliates; supervising and evaluating the performance of the Advisor and its compensation; reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter; approving borrowings in excess of the total liabilities limit set forth in our charter; reviewing and reporting on our investment policies; and discharging the board of directors’ responsibilities relating to compensation, among other matters required of our independent directors as set forth in our charter. We note that currently only our directors who are “independent” as defined by our charter and the NYSE receive compensation for their services to us; we do not compensate our executive officers. Our executive officers participate in determining the amount of director compensation, and our conflicts committee has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation. The conflicts committee met twice in 2022.

Oversight of Executive Compensation

As noted above, the conflicts committee discharges the board of directors’ responsibilities relating to the compensation of our executives. However, we do not have any paid employees and our executive officers do not receive any compensation directly from us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, the Advisor and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “–Related Party Transactions” below for a discussion of the fees paid to the Advisor and its affiliates.

Policies and Procedures for Transactions with Related Persons

We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Exchange Act. Under that definition, transactions with related persons are transactions in which we were or are a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

However, in order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (1) transactions we enter into with our Advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. As a general rule, any related party transactions must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us.

Related Party Transactions

Advisor and Property Manager

Our business is externally managed by LSG Development Advisor LLC (the “Advisor”), an affiliate of the Lightstone Group LLC (“Lightstone”) which provides advisory services to us and we have no employees. Lightstone is majority owned by the chairman emeritus of our board of directors, David Lichtenstein. Pursuant to the terms of an advisory agreement and subject to the oversight of our board of directors, the Advisor is responsible for managing our day-to-day affairs and for services related to the management of our assets.

We have agreements with the Advisor and its affiliates to pay certain fees and reimburse certain expenses in connection with services performed and costs incurred by these entities and other related parties. We are dependent on the Advisor and its affiliates for certain services that are essential to us, including investment decisions, asset disposition decisions, property management and leasing services, and other general administrative responsibilities. In the event that these companies were unable to provide us with their respective services, we would be required to obtain such services from other sources.

The advisory agreement has a one-year term and is renewable annually upon the mutual consent of our Advisor and our independent directors.

The following discussion describes the fees and expenses payable to the Advisor and affiliated property manager and their respective affiliates under various agreements.

Acquisitions

We pay the Advisor acquisition and advisory fees of 1.5% of the amount paid in respect of the purchase, development, construction, or improvement of each asset we acquire, including any debt attributable to those assets.

In addition, we pay acquisition and advisory fees of 1.5% of the funds advanced in respect of a loan investment.

We pay the Advisor an acquisition expense reimbursement in the amount of (i) 0.25% of the funds paid for purchasing an asset, including any debt attributable to the asset, plus 0.25% of the funds budgeted for development, construction, or improvement in the case of assets that we acquire and intend to develop, construct, or improve or (ii) 0.25% of the funds advanced in respect of a loan investment.

We pay third parties, or reimburses the Advisor or its affiliates, for any investment-related expenses due to third parties in the case of a completed investment, including, but not limited to, legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance, premium expenses, and other closing costs.

The Advisor and its affiliates are also responsible for paying all of the investment-related expenses that we pay or the Advisor or its affiliates incur that are due to third parties or related to the additional services provided by the Advisor as described above with respect to investments we do not make, other than certain non-refundable payments made in connection with any acquisition.

Debt financings

We pay the Advisor a debt financing fee of 1.0% of the amount available under any loan or line of credit made available to us and pay directly all third-party costs associated with obtaining the debt financing. Generally, these fees are capitalized as a direct reduction to the applicable financing and amortized over its term.

Property Management

We pay our property manager and affiliate of the Advisor, fees for the management, leasing, and construction supervision of our properties which is 4.0% of gross revenues of the properties managed by our property manager. We pay our property manager an oversight fee equal to 0.5% of the gross revenues of the property managed for any property for which we contract directly with a third-party property manager. In no event will our property manager or its affiliates receive both a property management fee and an oversight fee with respect to any particular property. In the event we own a property through a joint venture that does not pay our property manager directly for its services, we will pay our property manager a management fee or oversight fee, as applicable, based only on our economic interest in the property.

Construction Management

We pay our property manager a construction management fee in an amount not to exceed 5% of all hard construction costs incurred in connection with, but not limited to capital repairs and improvements, major building reconstruction and tenant improvements, if such affiliate supervises construction performed by or on behalf of us or our affiliates. We were not charged any construction management fees for the years ended December 31, 2022 and 2021.

Asset Management

We pay the Advisor a monthly asset management fee of one-twelfth of 0.7% of the value of each asset. The value of our assets is the value as determined in connection with the establishment and publication of an estimated net asset value (“NAV”) per share unless the asset was acquired after our publication of a NAV per share (in which case the value of the asset will be the contractual purchase price of the asset).

Administrative Services Reimbursement

The Advisor is responsible for paying all of the expenses it incurs associated with persons employed by the Advisor to the extent that they provide services to us for which the Advisor receives an acquisition, asset management, or debt financing fee, including wages and benefits of the applicable personnel. Instead of reimbursing the Advisor for specific expenses paid or incurred in connection with providing services to us, we pay the Advisor an administrative services fee, which is an allocation of a portion of the actual costs that the Advisor paid or incurred providing these services to us (the “Administrative Services Reimbursement”).

The Administrative Services Reimbursement is intended to reimburse the Advisor for all its costs associated with providing services to us. The Administrative Services Reimbursement is limited to the actual costs incurred or an annual cap (the “Cap”) as set forth in the agreement. For the twelve-month periods ended June 10, 2021 and June 10, 2022, the Cap was $1.33 million and $1.39 million, respectively. For the period from June 11, 2022 through June 30, 2022, the previous annual Cap was pro-rated. For the twelve months ended June 30, 2023, the Cap is $1.5 million.

The Administrative Services Reimbursement is payable in four equal quarterly installments within 45 days of the end of each calendar quarter. In addition, under the various advisory management agreements, we reimburse the Advisor for certain due diligence services provided in connection with asset acquisitions and dispositions and debt financings separately from the Administrative Services Reimbursement.

On June 10, 2020, the advisory management agreements were extended an additional year through June 10, 2021. For the period June 11, 2020 through June 10, 2021, the Administrative Services Reimbursement was limited to the lesser of the actual costs incurred or $1.33 million. On June 10, 2021, the advisory management agreements were extended an additional year through June 10, 2022. For the period June 11, 2021 through June 10, 2022, the Administrative Services Reimbursement is limited to the lesser of the actual costs incurred or $1.39 million.

The Administrative Services Reimbursement is payable in four equal quarterly installments within 45 days of the end of each calendar quarter. In addition, under the various advisory management agreements, we reimburse the Advisor for certain due diligence services provided in connection with asset acquisitions and dispositions and debt financings separately from the Administrative Services Reimbursement.

Notwithstanding the fees and cost reimbursements payable to the Advisor pursuant to our advisory management agreement, under our charter we may not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of: (i) 2% of our average invested assets, or (ii) 25% of our net income determined without reduction for any additions to reserves for depreciation, bad debts, or other similar non-cash reserves and excluding any gain from the sale of our assets for that period unless a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. For the four fiscal quarters ended December 31, 2022 and 2021, our total operating expenses (including the asset management fee) did not exceed the limit on total operating expenses.

The following table represents the fees incurred associated with the payments to our Advisor for the periods indicated (amounts in thousands):

	For the Years Ended December 31,
	2022	2021
Acquisition fees and acquisition expense reimbursement(1)	$—	$2,196
Debt financing fees(2)	—	938
Property management fees (property operating expenses)	514	465
Administrative services reimbursement (general and administrative costs)	1,445	1,358
Asset management fees (general and administrative costs)	3,489	3,006
Total	$5,448	$7,963

(1)	Capitalized to the corresponding asset and amortized over its estimated useful life.
(2)	Capitalized upon the execution of the loan, presented in the consolidated balance sheets as a direct deduction from the carrying value of the corresponding loan and amortized over the initial term of the corresponding loan.

As of December 31, 2022, we had no amounts payable to the Advisor and its affiliates. As of December 31, 2021, we had a payable to the Advisor and its affiliates of approximately $3,000.

The Nominating Committee

The nominating committee recommends nominees to serve on our board of directors. The nominating committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our bylaws. Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and overseeing our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the board as a whole is taken into account in considering individual candidates. The nominating committee seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. The nominating committee assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board’s collective skill set that should be addressed in the nominating process. The nominating committee has determined that the composition of the current board of directors, including the new nominees for directors, satisfies its diversity objectives.

The nominating committee will evaluate the qualifications of each director candidate against the criteria described above in making its recommendation to the board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our bylaws is no different than the process for evaluating other candidates considered by the nominating committee. The nominees to be considered for membership to the board of directors at this Annual Meeting were recommended and nominated by the nominating committee on May 11, 2023 and approved by the full board.

The nominating committee is composed solely of independent directors Andreas K. Bremer, Diane S. Detering-Paddison, Jeffrey F. Joseph, Jeffrey P. Mayer, Cynthia Pharr Lee, and Steven Spinola. Ms. Pharr Lee is the chairman of the nominating committee. The nominating committee acted by consent two times during 2022.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Stockholders who wish to communicate with our board of directors may send the communication to Lightstone Value Plus REIT V, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. All communications made by this means will be directed to the Chairman of the Board.

In addition stockholders may report any concerns regarding questionable accounting, auditing or other matters of business on a confidential basis directly to the chairperson of the audit committee. Such reports may be submitted 24 hours a day, seven days a week, by telephone or email to an ethics hotline operated by an independent third-party vendor, Syntrio. The helpline may be reached by telephone at (844) 302-2513, by email to LightstoneCares@getintouch.com, and online at www.intouchwebsite.com/Lightstone. The chairperson of the audit committee will receive all communications made by this means from Lighthouse and will relay all such communications to the board of directors.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct Policy that is applicable to all members of our board of directors, our executive officers and employees of our Advisor and its affiliates. We have posted the policy on the website maintained for us at www.lightstonecapitalmarkets.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by promptly posting such information on the website maintained for us as necessary.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the Annual Meeting of stockholders and are being nominated for re-election to serve until the next annual meeting of stockholders and until his successor is elected and qualified.

Name	Position	Age(1)	Year First Became a Director
Mitchell C. Hochberg	Chairman of the Board, Chief Executive Officer and Director	70	2021
Seth Molod	Chief Financial Officer, Principal Accounting Officer and Treasurer	58	N/A
Andreas K Bremer	Director	66	2007
Diane S. Detering-Paddison	Director	63	2009
Jeffrey F. Joseph	Director	81	2017
Jeffrey P. Mayer	Director	66	2007
Cynthia Pharr Lee	Director	74	2007
Steven Spinola	Director	74	2017

(1)	As of April 1, 2023

Mitchell Hochberg was appointed Chairman of our Board of Directors on August 31, 2021 and has been our Chief Executive Officer since September 28, 2017. Mr. Hochberg also serves as President and Chief Operating Officer of Lightstone Value Plus REIT I, Inc. (“Lightstone I”), Lightstone Value Plus REIT II, Inc. (“Lightstone II”), Lightstone Value Plus REIT III, Inc. (“Lightstone III”), Lightstone Value Plus REIT IV, Inc. (“Lightstone IV”) and their respective advisors. From October 2014 to the present, Mr. Hochberg has served as President of Lightstone Enterprises. Mr. Hochberg was appointed Chief Executive Officer of Behringer Harvard Opportunity REIT I, Inc. (“BH OPP I”) effective as of September 28, 2017. Prior to joining The Lightstone Group in August 2012, Mr. Hochberg served as principal of Madden Real Estate Ventures from 2007 to August 2012 when it combined with our sponsor. Mr. Hochberg held the position of President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States from early 2006 to early 2007 and prior to that Mr. Hochberg founded Spectrum Communities, a developer of luxury neighborhoods in the northeast of the United States, in 1985 where for 20 years he served as its President and Chief Executive Officer. Mr. Hochberg served on the board of directors of Belmond Ltd from 2009 to April 2019. Additionally, through October 2014 Mr. Hochberg served on the board of directors and as Chairman of the board of directors of Orleans Homebuilders, Inc. Mr. Hochberg received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law and graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Our board of directors has concluded that Mr. Hochberg is qualified to serve as one of our directors for reasons including his more than 30 years of financial and general management experience, including significant experience in acquisition, disposition, management, and administration of commercial real estate investments.

Seth Molod was appointed our Chief Financial Officer and Treasurer August 27, 2018. Mr. Molod also serves as Chief Financial Officer and Treasurer of Lightstone I, Lightstone II, Lightstone III and Lightstone IV. Mr. Molod also serves as the Executive Vice President and Chief Financial Officer of our Sponsor and as the Chief Financial Officer of our Advisor and the advisors of Lightstone I, Lightstone II, Lightstone III and Lightstone IV. Prior to joining The Lightstone Group in August of 2018, Mr. Molod served as an Audit Partner, Chair of Real Estate Services and on the Executive Committee of Berdon LLP, a full service accounting, tax, financial and management advisory firm (“Berdon”). Mr. Molod joined Berdon in 1989. He has extensive experience advising some of the nation’s most prominent real estate owners, developers, managers, and investors in both commercial and residential projects. Mr. Molod has worked with many privately held real estate companies as well as institutional investors, REITs, and other public companies. Mr. Molod is a licensed certified public accountant in New Jersey and New York and a member of the American Institute of Certified Public Accountants. Mr. Molod holds a Bachelor of Business Administration degree in Accounting from Muhlenberg College.

Andreas K. Bremer has served as one of our independent directors since November 2007 and as Lead Director since June 2017 Mr. Bremer currently serves as President and Chief Executive Officer of International Capital, LLC, a position he has held since 2018. Mr. Bremer joined International Capital as its Chief Financial Officer in October 2002 and became its Executive Vice President in 2005. International Capital specializes in acquisition, disposition, management and administration of commercial investment properties, and Mr. Bremer is responsible for all financial aspects of the company’s operations. Before joining International Capital, Mr. Bremer was the Chief Financial Officer of ATLASwerks®, a leading communication software company in Dallas. He acted as a corporate finance consultant for two years at McKinsey & Co. in both the Dallas and New York offices and served as Vice President of Finance and Treasurer at Paging Network, Inc. Mr. Bremer started his career at COMMERZBANK AG in Germany and spent seven of his 13-year tenure at the company’s New York and Atlanta offices. Mr. Bremer has over 35 years of financial and general management experience with extensive knowledge of corporate finance and commercial lending both in the United States and other countries, particularly Germany and holds a degree as CCIM. Mr. Bremer has served as Chairman of the German International School in Dallas since 2009. He was the Director of the Texas Warburg Chapter of the American Council on Germany in Dallas and, as Knight of Justice, is a member of the Order of St. John. In 2018, Mr. Bremer was appointed Honorary Counsel of the Federal Republic of Germany in Dallas and continues to serve in that capacity. Mr. Bremer received a law degree from the Johannes-Gutenberg University in Mainz, Germany.

Our board of directors has concluded that Mr. Bremer is qualified to serve as one of our directors for reasons including his more than 35 years of financial and general management experience, including international corporate finance and commercial lending. Mr. Bremer has served in various financial management positions and has significant experience in acquisition, disposition, management, and administration of commercial real estate investments. In addition, Mr. Bremer’s international background brings a unique perspective to our board.

Diane S. Detering-Paddison has served as one of our independent directors since June 2009. Ms. Detering-Paddison serves as President of 4word, www.4wordwomen.org, a not-for-profit organization she founded that connects, leads and supports professional Christian women and enables them to reach their potential. From February 2010 until June 2014, Ms. Detering-Paddison served as Chief Strategy Officer of Cassidy Turley, one of the nation’s largest commercial real estate service providers. Prior to joining Cassidy Turley, Ms. Detering-Paddison served as the Chief Operating Officer of ProLogis, an owner, manager, and developer of distribution facilities, from June 2008 until January 2009. Prior to that, Ms. Detering-Paddison was with CB Richard Ellis and Trammell Crow Company for over 20 years. During her time there, she served as Senior Vice President, Corporate and Investor Client Accounts from April 2001 until December 2004, Chief Operating Officer, Global Services from January 2005 until December 2006, and President, Global Corporate Services - Client Accounts from December 2006 until May 2008. Ms. Detering-Paddison was part of a ten member executive team that managed the merger between Trammell Crow Company and CB Richard Ellis in December 2006. Ms. Detering-Paddison serves on the Salvation Army’s National Advisory Board. Ms. Detering-Paddison is the author of “Work, Love, Pray.” Ms. Detering-Paddison holds a Master of Business Administration degree from the Harvard Graduate School of Business and a Bachelor of Science degree from Oregon State University where she graduated as Valedictorian.

Our board of directors has concluded that Ms. Detering-Paddison is qualified to serve as one of our directors for reasons including her more than 30 years of management experience with large commercial real estate companies, including Trammell Crow Company, CB Richard Ellis, ProLogis, and Cassidy Turley. With her background, Ms. Detering-Paddison brings substantial insight and experience with respect to the commercial real estate industry.

Jeffrey F. Joseph has served as one of our independent directors since September 2017. Mr. Joseph served as President, Chief Executive Officer and director of Presidential Realty Corporation, a publicly held company focused on the development and ownership of multifamily residential properties, from 1991 until his retirement in 2011. From 1979 to 1991, Mr. Joseph served as a principal of Ivy Properties Ltd. and as General Counsel of Presidential Realty Corporation from 1973 to 1979. Mr. Joseph is Chairman of the Board of Takoda Service Dogs Inc., a charitable organization that provides service dogs to Veterans suffering from PTSD. Mr. Joseph began his career 1967 as an associate with Hughes Hubbard Blair & Reed. Mr. Joseph holds a Bachelor of Arts degree from Cornell University with a major in Economics and a Juris Doctorate degree from Cornell Law School, where he graduated Summa Cum Laude.

Our board of directors has concluded that Mr. Joseph is qualified to serve as one of our directors for reasons including his more than 40 years of real estate industry experience.

Jeffrey P. Mayer has served as one of our independent directors since November 2007 and is chairman of our audit committee. Mr. Mayer previously served as a consultant serving the real estate industry and is the owner of Mayer Financial Consulting, LLC and is the firm’s sole employee. This firm was started in 2011 to provide consulting services to individuals and businesses primarily dealing with financial investments and real estate. From 2000 until 2007, Mr. Mayer was the Chief Financial Officer of ClubCorp, Inc., a holding company that owns and operates premier golf and business clubs and destination golf resorts. He previously served as Chief Financial Officer of Bristol Hotels & Resorts in Dallas, a position he held from 1996 until the company’s acquisition by Bass PLC in early 2000. Prior to joining Bristol, he was Corporate Controller at Host Marriott Corporation (formerly Marriott Corporation) and, prior to that, held various senior financial positions at Marriott Corporation. He also serves as a field advocate for, and former treasurer and board member of the Georgia Chapter of The American Foundation for Suicide Prevention. In addition, he has served as the Audit Committee chairman for three other organizations including both profit and not-for-profit entities. He was a board member of the Dallas Children’s Advocacy Center and chairman of its audit committee. A graduate of the College of William & Mary, he began his career as an accountant with Arthur Andersen LLP.

Our board of directors has concluded that Mr. Mayer is qualified to serve as one of our directors and as Chairman of our Audit Committee for reasons including his more than 30 years of accounting and finance experience in the commercial real estate industry. In particular, Mr. Mayer has served as Chief Financial Officer for two commercial real estate companies and has significant management experience relating to preparing and reviewing financial statements and coordinating with external auditors. Mr. Mayer continues to provide consulting services to the commercial real estate industry and is in tune with current industry trends and issues.

Cynthia Pharr Lee has served as one of our independent directors since November 2007. Ms. Lee was formerly Chairman of Dala Communications and CEO of its predecessor firm, C. Pharr & Company, which provided strategic brand, marketing and public relations services to many real estate, construction, design and other B2B clients. Ms. Pharr Lee also serves as an independent board member of AAA Auto Club of Southern California. From 2016 through 2020, Ms. Pharr Lee served as a member of the board of directors of Darling Ingredients Inc. (DAR-NYSE) and its audit and compensation committees. From 1994 through February 2014, Ms. Pharr Lee served as a member of the board of directors of CEC Entertainment, Inc. (CEC-NYSE) and its audit and compensation committees. A co-founder of Texas Women Ventures Fund, Ms. Pharr Lee serves on the Fund’s Investment Advisory Committee. Ms. Pharr Lee is a former president of Executive Women of Dallas and former national chairman of the Counselor’s Academy of the Public Relations Society of America. From May 1989 through February 1993, Ms. Lee was President and Chief Executive Officer of Tracy Locke/Pharr Public Relations, a division of Omnicom (NYSE). Ms. Lee has earned designation as a Board Leadership Fellow of the National Association of Corporate Directors (NACD) and has also earned the CERT Certificate in Cybersecurity Oversight through a program sponsored by NACD and Carnegie Mellon University. She received her Bachelor of Science degree in English (summa cum laude) and her Master of Arts degree in English from Mississippi State University.

Our board of directors has concluded that Ms. Lee is qualified to serve as one of our directors for reasons including her more than 30 years of management experience in the public relations and marketing communications industry, with significant experience working with commercial real estate and construction firms. Ms. Lee has also served on the boards of directors and audit committees of New York Stock Exchange listed companies, which allows her to provide valuable knowledge and insight into management issues. In addition, Ms. Lee’s background complements that of our other board members and brings a unique perspective to our board.

Steven Spinola has served as one of our independent directors since September 2017. Mr. Spinola served as President of the Real Estate Board of New York (“REBNY”) from 1986 and since July 2015 as its President Emeritus. Mr. Spinola is a recipient of the Harry B. Helmsley Distinguished New Yorker Award for a lifetime of achievement in the profession. Before becoming REBNY’s President, Mr. Spinola served as President of the New York City Public Development Corporation (now known as the New York City Economic Development Corporation) from 1983 to 1986. Mr. Spinola currently serves as an independent director on the Board of Directors of Lightstone IV. Mr. Spinola holds a Bachelor of Arts degree from the City College of New York with a concentration in political science and government. He attended the Harvard Business School/Kennedy School of Government Summer Program for Senior Managers in Government.

Our board of directors has concluded that Mr. Spinola is qualified to serve as one of our directors for reasons including his extensive experience in the real estate industry.

Compensation of Executives

We do not directly compensate our named executive officers, nor do we reimburse the Advisor for compensation paid to our named executive officers, for services rendered to us. We pay certain management fees to the Advisor to compensate the Advisor for the services it provides in our day-to-day management. In addition, we reimburse certain expenses of the Advisor, including reimbursement for the costs of salaries and benefits of certain of their employees.

Reimbursement for the costs of salaries and benefits of the Advisor’s employees relate to compensation paid to the Advisor’s employees that provide services to us such as accounting, administrative or legal, for which the Advisor or its affiliates are not entitled to compensation in the form of a separate fee. See “—The Conflicts Committee—Related Party Transactions” above for a discussion of the fees paid to the Advisor and its affiliates.

Compensation of Directors

For the year ended December 31, 2022, we paid each of our directors who are Independent Directors as defined in our charter an annual retainer of $60,000. In addition, we paid the chairperson of the audit committee and our lead independent director an annual retainer of $10,000 and the chairpersons of our nominating committee and conflicts committee annual retainers of $5,000 each. These retainers are payable quarterly in arrears. In addition, we paid each of our directors who are Independent Directors as defined in our charter (a) $1,500 for each board of directors or permanent committee meeting attended in person or by telephone, (c) $1,000 for each special committee meeting attended by phone or in person, and (c) $500 for each written consent considered by the director.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. If a director is also an affiliate director, we do not pay compensation for services rendered as a director.

Effective January 1, 2023, we pay each of our directors who are Independent Directors as defined in our charter an annual retainer of $66,000. In addition, we pay the chairperson of the audit committee and our lead independent director an annual retainer of $11,000 and the chairpersons of our nominating committee and conflicts committee annual retainers of $5,500 each. These retainers are payable quarterly in arrears. In addition, we pay each of our directors who are Independent Directors as defined in our charter (a) $1,500 for each board of directors or permanent committee meeting attended, (c) $1,000 for each special committee meeting attended, and (c) $500 for each written consent considered by the director.

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2022:

Name	Fees Earned(1)
Mitchell C. Hochberg	$—
Andreas K. Bremer	$98,000
Diane S. Detering-Paddison	$78,000
Jeffrey F. Joseph	$78,000
Jeffrey P. Mayer	$88,000
Cynthia Pharr Lee	$83,000
Steven Spinola	$78,000

(1)	Includes fees earned in 2022, regardless of when the services were provided.

STOCK ownership

The following table sets forth information as of April 1, 2023 regarding the beneficial ownership of our common stock by each person known by us to own more than 5% of the outstanding shares of common stock, each of our directors, each of our executive officers, and our directors and executive officers as a group:

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Mitchell Hochberg	—	—
Andreas K. Bremer	—	—
Diane S. Detering-Paddison	—	—
Jeffrey P. Mayer	—	—
Cynthia Pharr Lee	—	—
Steven Spinola	—	—
Jeffrey F. Joseph	—	—
Seth Molod	—	—
All directors and executive officers as a group (eight persons)	—	—

(1)	The address of our directors and officers is c/o Lightstone Value Plus REIT V, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following April 1, 2023. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, you and the other stockholders will vote on the election of seven members of the board of directors. Those persons elected will serve as directors until the next annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

●	Andreas K. Bremer
●	Diane S. Deterring-Paddison
●	Mitchell C. Hochberg
●	Jeffrey F. Joseph
●	Jeffrey P. Mayer
●	Cynthia Pharr Lee
●	Seven Spinola

Each of the nominees for director is a current director. Detailed information on each nominee is provided under “Certain Information About Management – Executive Officers and Directors.”

Vote Required

A majority of the shares present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Whether or not you plan to attend the Annual Meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

The Board unanimously recommends THAT YOU vote “FOR ALL” OF THE nominees to be elected as diRectors

Additional information

Householding

With the consent of affected stockholders, the SEC permits us to send a single copy of our annual report and this proxy statement to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Only one copy of this proxy statement and the 2022 annual report will be sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.

We will promptly deliver, upon written or oral request, a separate copy of this proxy statement and our 2022 annual report to a stockholder at a shared address to which a single copy of the documents was delivered. If any stockholder residing at such an address desires at this time to receive a separate copy of this proxy statement and the 2022 annual report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should contact the Shareholder Services Department by phone at (888) 808-7348, or by mail at Lightstone Value Plus REIT V, Inc., c/o DST Systems, Inc., P.O. Box 219002, Kansas City, Kansas 64121. Likewise, if any stockholders residing at one household currently receive multiple copies of these documents and would like to receive one set in the future, please contact us.

Stockholder Proposals

Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by our Secretary, Ms. Reynolds, at our executive offices no later than January 27, 2024. However, if we hold the next annual meeting before July 12, 2024 or after September 10, 2024, stockholders must submit proposals for inclusion in our 2024 proxy statement within a reasonable time before we begin to print our proxy materials.

If a stockholder wishes to present a proposal at the next annual meeting of stockholders, whether or not the proposal is intended to be included in our proxy materials, Section 2.13 of our bylaws requires advance notice to our Secretary no earlier than December 28, 2023 and not later than January 27, 2024. However, if we hold our next annual meeting before July 12, 2024 or after September 10, 2024, a stockholder nomination or proposal to be considered at the next annual meeting must be received by us not earlier than the 120th day before the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the 10th day following the day on which disclosure of the date of the next annual meeting is first made. Our Secretary will provide a copy of bylaws upon written request and without charge.

The mailing address of our executive offices is 1985 Cedar Bridge Avenue, Suite 1 Lakewood, New Jersey 08701.

Stockholder Communications

We have adopted a process for stockholders to send communications to our board. A description of the manner in which stockholders can send such communications appears above under “Communication with Directors.”

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

LIGHTSTONE VALUE PLUS REIT V, INC.
C/O DST SYSTEMS, INC.
P.O. BOX 219015
KANSAS CITY, MO 64121

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet you do not have to return your proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by phone you do not have to return your proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18631-Z85476 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LIGHTSTONE VALUE PLUS REIT V, INC.

The Board of Directors recommends a vote **FOR** all nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bremer
02) Detering-Paddison
03) Joseph
04) Hochberg
05) Mayer
06) Pharr Lee
07) Spinola

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
LIGHTSTONE VALUE PLUS REIT V, INC.
Thursday, August 10, 2023
9:30 a.m. (ET)
At
Executive Offices of The Lightstone Group
299 Park Avenue
34th Floor
New York, New York 10171

Your Vote is Important!

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS:

The Proxy Statement and 2022 Annual Report to Stockholders are available at:
www.proxyvote.com

FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE

V18632-Z85476

Lightstone Value Plus REIT V, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Seth Molod, Joseph E. Teichman and Terri Warren Reynolds, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of LIGHTSTONE VALUE PLUS REIT V, INC. to be held on August 10, 2023 at the Executive Offices of The Lightstone Group, 299 Park Avenue, 34th Floor, New York, New York 10171, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the annual meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 10, 2023 meeting date.

Continued and to be signed on reverse side